                                                                Exhibit 99.1

                              [Angelica logo]


                          ICR XCHANGE PRESENTATION

                                JANUARY 2005


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                           SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, which reflect Angelica Corporation's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation's filings with the Securities and Exchange Commission.

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                                 OUR VISION

                 Angelica's objective is to be the leading
                  provider of linen management services to
                    the U.S. healthcare market, using its
                 scale, quality and service to differentiate
                                its services.


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                              EQUITY SNAPSHOT

    ---------------------------------------------------------------------
     o   EXCHANGE/SYMBOL                                      NYSE: AGL
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     o   SHARE PRICE AS OF 1/7/05                                $26.16
    ---------------------------------------------------------------------
     o   MARKET CAPITALIZATION                                    $236M
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     o   SHARES OUTSTANDING                                       9.02M
    ---------------------------------------------------------------------
     o   PRICE/REVENUES (TTM)                                      0.71
    ---------------------------------------------------------------------
     o   DIVIDEND/YIELD                                     $0.44/1.68%
    ---------------------------------------------------------------------

    ---------------------------------------------------------------------


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                             ANGELICA'S HISTORY

     o   Founded in 1878 as uniform manufacturing business

     o   IPO in 1958; listed on NYSE in 1972

     o Expanded business to three divisions in 1960's: Manufacturing, Textile Services and Retail

     o   Sold Manufacturing division in 2002

     o   Sold Retail division in July, 2004

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                             ANGELICA'S FUTURE

     o   Now focused solely on the Healthcare Services Industry

     o Reduced corporate headcount from 50 people to 15 people as part of company refocus

     o Consolidating large fragmented market through both organic growth and acquisitions

     o   Improving efficiency of operations and refining cost structure

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                           EXPERIENCED MANAGEMENT
                                    TEAM

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o   STEVE O'HARA, CEO                  BECAME CEO IN SEPTEMBER, 2003 AFTER 3
                                       YEARS AS OUTSIDE DIRECTOR; 25 YEARS
                                       BUSINESS EXPERIENCE
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o   JIM SHAFFER, CFO                   CPA WITH 28 YEARS FINANCE EXPERIENCE,
                                       INCLUDING OVER 5 YEARS WITH ANGELICA
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o   STEVE FREY, GENERAL COUNSEL        30 YEARS EXPERIENCE, INCLUDING
                                       CORPORATE, REGULATORY AND ACQUISITIONS.
                                       NEARLY 6 YEARS WITH ANGELICA
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o    PAUL ANDEREGG, PRESIDENT ATS      25+ YEARS IN REGIONAL SERVICE
                                       BUSINESSES, 11 YEARS WITH TRU GREEN
                                       COMPANIES. LAST 3 YEARS WITH ANGELICA
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o    RUSSELL WATSON, ATS VP OPS        4 YEARS WITH ATS, AFTER 12
                                       YEARS WITH NATIONAL SERVICE INDUSTRIES
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o    RICH FIORILLO, ATS CFO            CPA WITH 23 YEARS FINANCE EXPERIENCE,
                                       INCLUDING 4 YEARS WITH ATS
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o    STEVE LANG, VP SALES & MARKETING  JOINED ANGELICA IN SEPTEMBER, 2004
                                       AFTER 8 YEARS WITH NOVARTIS OPHTHALMICS
                                       AND 16 YEARS WITH ALLERGAN, INC.
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                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                         ANGELICA TEXTILE SERVICES
                                    (ATS)

     o   DELIVERS LINEN MANAGEMENT SOLUTIONS EVERYDAY

     o   32 PLANTS LOCATED IN U.S.

         Antioch, CA
         Stockton, CA
         Vallejo, CA
         Sacramento, CA
         Turlock, CA
         Fresno, CA
         Colton, CA
         Las Vegas, NV
         Los Angeles, CA
         Long Beach, CA
         Orange, CA
         Pomona, CA
         Rio Vista, CA
         San Fernando, CA
         San Diego, CA
         Phoenix, AZ
         Dallas, TX
         Houston, TX
         Lorain, OH
         St. Louis, IL
         Chicago, IL
         Ballston Spa, NY
         Batavia, NY
         Edison, NJ
         Pawtucket, RI
         Durham, NC
         Columbia, SC
         Rockmart, GA
         Ooltewah, TN
         Holly Hill, FL
         Tampa, FL

                           [map of United States]

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                          PARTICIPANT IN LARGE AND
                               GROWING MARKET

     o   ATS serves approx. half of healthcare market

     o   Current market share in markets served
         o   Hospitals -25%
         o   Clinics -2%
         o   Long-Term Care -4%


                        U.S. HEALTHCARE LINEN MARKET
                        ----------------------------

                         ESTIMATED AT $5.6 BILLION

                                  [graph]


     HOSPITALS       CLINICS        LONG-TERM CARE
       $2.0B          $2.4B             $1.2B


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                            INDUSTRY ENVIRONMENT

     o   Favorable demographic trends support future increase in product demand

     o   Highly fragmented
         o Only two national competitors (Crothall Services and Sodexho Laundry Services)
         o   Approx. 12 mid-size regional providers
         o   Approx. number of other providers:
             1,469 hospital on-premise laundries (OPLs)
               335 hospital laundry coops
               200 single operation providers
             -----
             2,004

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                             SIGNIFICANT MARKET
                                OPPORTUNITIES

ACUTE CARE MARKETS IN WHICH
---------------------------
     AGL PARTICIPATES
     ----------------

         [graph]

     ON-PREMISE LAUNDRIES     COMPETITORS     COOPS     ANGELICA
              22%                 46%           6%         26%


    UNTAPPED ACUTE CARE
    -------------------
          MARKETS
          -------

          [graph]

     ON-PREMISE LAUNDRIES     COOPS     COMPETITORS
              34%               7%          59%


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY



                              GROWTH STRATEGY

     o Continue to provide superior service and competitive pricing for organic growth

     o   Expand into high growth clinic and long-term care markets

     o   Target on-premise laundry conversions

     o   Pursue complementary and accretive acquisitions

     o Improve efficiency of operations and refine cost structure via facility rationalization and investment

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                           STRATEGIC ACQUISITIONS

DATE            TRANSACTION                        BENEFIT
===============================================================================
JANUARY 2005    LAUNDRY PLANTS AND CONTRACTS       STRENGTHENED SOUTHWEST
                IN DALLAS AND WICHITA FALLS        POSITION
                FROM NATIONAL LINEN SERVICES
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DECEMBER 2004   HEALTHCARE LAUNDRY OPERATIONS      STRENGTHENS NORTHERN
                AND CUSTOMER CONTRACTS OF GOLDEN   CALIFORNIA MARKET PRESENCE
                STATE SERVICES IN NORTHERN
                CALIFORNIA
-------------------------------------------------------------------------------
MAY 2004        PURCHASED NEW ENGLAND HEALTHCARE   STRENGTHENED NEW ENGLAND
                BUSINESS OF TARTAN TEXTILE         POSITION
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APRIL 2004      DUKE UNIVERSITY HEALTH SYSTEM      EXAMPLE OF HOSPITAL SYSTEM
                LAUNDRY IN DURHAM, NC              OUTSOURCING LINEN MANAGEMENT
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APRIL 2004      TWO ON-PREMISE LAUNDRY (OPL)       STRENGTHENED REGIONAL
                FACILITIES AT HOSPITALS LOCATED    POSITION
                IN TEXAS AND GEORGIA
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DECEMBER 2003   NATIONAL SERVICES INDUSTRIES'      ENABLED AGL TO SERVE 75% OF
                HEALTHCARE LAUNDRY PLANT AND       FLORIDA MARKET
                BUSINESS LOCATED IN SAFETY
                HARBOR, FL
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NOVEMBER 2003   CUSTOMER CONTRACTS AND SELECTED    STRENGTHENED REGIONAL
                ASSETS OF TENNEY LAUNDRY SERVICES  POSITION
                IN BATAVIA, NY
===============================================================================
                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                         JANUARY 2005 ACQUISITIONS

o   National Linen Service                 Relieves capacity constraints
    -  Dallas laundry plant                  on existing Dallas facility
    -  Wichita Falls plant        >>>
    -  Total revenue of $18M               Provides market expansion
                                             capabilities into Oklahoma


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                              FINANCIAL REVIEW

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                      STEADY ANNUAL ATS REVENUE GROWTH

                                  [graph]

IN $ MILLIONS

      FY00       FY01      FY02     FY03
     $242.6     $259.1    $271.3   $291.5


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                       IMPROVING ANNUAL PRETAX INCOME
                         FROM CONTINUING OPERATIONS

                                  [graph]

IN $ MILLIONS

      FY00     FY01       FY02       FY03
      $2.1     $6.8      $13.2*     $15.3

NOTE: FY02 is before $6.8 loss on early extinguishment of debt


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                        REVENUE AND INCOME FOR FIRST
                            9 MONTHS OF FY 2004


                                               PRETAX INCOME FROM
                                               ------------------
       ATS REVENUE                            CONTINUING OPERATIONS
       -----------                            ---------------------

         [graph]                                     [graph]

9 MO. FY03   9 MO. FY 04                 9 MO. FY 03         9 MO. FY 04
  $212.9       $234.3                       $11.5               $10.2

                               IN $ MILLIONS



                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                                          STRONG BALANCE SHEET

CONDENSED AND UNAUDITED AS OF OCTOBER 30, 2004 ($000)

ASSETS                                               LIABILITIES AND EQUITY
-------------------------------------------          --------------------------------------------------

CASH                              $  4,131           ACCOUNTS PAYABLE                         $ 16,702

ACCOUNTS RECEIVABLE (NET)           38,424           OTHER CURRENT LIABILITIES                  31,003

LINENS IN SERVICE                   35,323

OTHER CURRENT ASSETS                10,274

PROPERTY AND EQUIPMENT (NET)        92,287           LONG-TERM DEBT                             16,741

                                                     OTHER LONG-TERM LIABILITIES                16,041

OTHER ASSETS                        48,310           SHAREHOLDERS' EQUITY                      148,262

                                  --------                                                    --------
TOTAL ASSETS                      $228,749           TOTAL LIABILITIES AND EQUITY             $228,749


A/R DAYS OUTSTANDING                    42           PERCENT DEBT TO TOTAL CAPITALIZATION          10%


                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                                  GUIDANCE

     o   Forecasting:

         o  5% organic healthcare revenue growth

         o  5%-15% top-line growth from acquisitions

         o  At low end of range of $1.15-$1.30 per diluted share in FY 2004

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY



                            ANGELICA ADVANTAGES

     o   Market leader in healthcare textile services

     o   Extensive national reach, with regional focus

     o   Scalable operations

     o   Strong, experienced management team

     o Strong balance sheet to facilitate growth, as well as continue dividend policy, currently at $0.11 per share quarterly

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                                  SUMMARY

                 By pursuing its stated growth initiatives,
               Angelica will be the leading provider of linen
                 management services to the U.S. healthcare
                   market and, as a result, will maximize
                earnings and cash flow and generate superior
                       returns for its shareholders.

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY


                              [Angelica logo]


                          ICR XCHANGE PRESENTATION

                                JANUARY 2005

                                                             [Angelica logo]
CONFIDENTIAL - FOR DISCUSSION PURPOSES ONLY